Exhibit 99
Form 4 Joint Filer Information

Date of Event Requiring Statement:	November 14, 2011

Issuer Name and Ticker or Trading Symbol:	Triumph Group, Inc. [ TGI ]

Designated Filer:	DBD Investors V, L.L.C.

Other Joint Filers:	DBD Investors V Holdings, L.L.C.
TCG Holdings II, L.P.
TC Group Investment Holdings, L.P.
TC Group III, L.L.C.
TC Group III, L.P.
Carlyle Partners III, L.P.

Addresses:	The principal business address of each of the reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505.
Signatures:
Dated: November 16, 2011

DBD Investors V Holdings, L.L.C.
By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

TCG Holdings II, L.P. By: DBD Investors V, L.L.C., as its General Partner By: DBD Investors V Holdings, L.L.C., as its Managing Member
By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

TC Group Investment Holdings, L.P. By: TCG Holdings II, L.P., as its General Partner By: DBD Investors V, L.L.C., as its General Partner By: DBD Investors V Holdings, L.L.C., as its Managing Member
By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

TC Group III, L.L.C.

By: TC Group Investment Holdings, L.P., as its Managing Member
By: TCG Holdings II, L.P., as its General Partner
By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

TC Group III, L.P.

By: TC Group III, L.L.C., as its General Partner
By: TC Group Investment Holdings, L.P., as its Managing Member
By: TCG Holdings II, L.P., as its General Partner
By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

Carlyle Partners III, L.P.

By: TC Group III, L.P., as its General Partner
By: TC Group III, L.L.C., as its General Partner
By: TC Group Investment Holdings, L.P., as its Managing Member
By: TCG Holdings II, L.P., as its General Partner
By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director